SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2009

SOAPSTONE NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

One Federal Street, Billerica, MA 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 715-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 3.03	Material Modifications to the Rights of Security Holders

At the Company’s annual meeting of stockholders held on July 28, 2009, the stockholders of Soapstone Networks Inc. (the “Company”) voted to approve the liquidation and dissolution of the Company pursuant to a Plan of Liquidation and Dissolution (the “Plan of Liquidation”). The Company intends to file a certificate of dissolution on July 31, 2009 with the Delaware Secretary of State in accordance with the Plan of Liquidation.

At the close of business on July 31, 2009, the Company also intends to close its stock transfer books and cease recording transfers of shares of its common stock, $.0001 par value per share (the “Common Stock”). At that time, the Common Stock, and stock certificates evidencing the shares of Common Stock, will no longer be assignable or transferable on the Company’s books. We have notified Nasdaq OMX of the date we intend to file our certificate of dissolution and we will seek to delist our shares of Common Stock as soon as practicable thereafter. In addition, we requested that the Nasdaq Global Market suspend the trading of our Common Stock effective at the close of business on July 31, 2009. After the Common Stock ceases trading on the Nasdaq Global Market as a result of such suspension, shares of Common Stock held in street name with brokers may be traded in the over-the-counter market on an electronic bulletin board established for unlisted securities such as the OTC Bulletin Board or the Pink Sheets. Such trading will reduce the market liquidity of the Common Stock. As a result, an investor will find it more difficult to dispose of, or obtain accurate quotations for the price of the Common Stock, if they are able to trade the Common Stock at all.

The Board of Directors has fixed July 31, 2009 as the record date for determining Company stockholders entitled to receive any future distributions of available assets and as the final date for the recording of stock transfers. Only those stockholders of record as of the close of business on July 31, 2009 (the “Record Stockholders”), will be entitled to such future distributions. The Company anticipates that its first distribution after the July 31, 2009 record date is not likely to occur prior to the first quarter of 2010. Prior to winding up its affairs under Delaware law, the Company intends to make at least one additional liquidating distribution to the Record Stockholders. The Company has not yet established the timing or per share amount of any such distributions.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 28, 2009, Dr. William Leighton, Richard Liebhaber, William Ingram and Robert Schechter each tendered their resignation as members of the Company’s Board of Directors, which shall be effective on the day that the Company files the certificate of dissolution with the Secretary of State of the State of Delaware. Dr. Leighton also resigned as the Company’s President and Chief Executive Officer, which shall be effective at the same time as his resignation from the Board of Directors. None of these resignations involved any controversy or disagreement with the Company.

(d) William J. Stuart and Michael Cayer have been appointed to the Company’s Board of Directors, which shall also be effective the day that the Company files the certificate of dissolution with the Secretary of State of the State of Delaware. Mr. Stuart has also been appointed as the Company’s President, which shall be effective upon Dr. Leighton’s resignation. Mr. Stuart is currently the Company’s Chief Financial Officer, and Mr. Cayer is currently the Company’s General Counsel and Secretary. At this time, neither Mr. Stuart nor Mr. Cayer will receive any compensation in addition to their current salaries for these new roles.

Item 8.01	Other Events

As previously announced by the Company, in connection with the approval of the liquidation and dissolution of the Company, the Company’s Board of Directors approved an extraordinary cash dividend of $3.75 per share of the Company’s common stock. The distribution will be paid on July 29, 2009 and the Company’s stock will trade ex-dividend commencing July 30, 2009.

A copy of the press release regarding these matters included in this report is filed herewith as Exhibit 99.1.

Cautionary Statement About Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” about Soapstone Networks’ future expectations, potential dividends, liquidation obligations, expenses and plans that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. When used in this Current Report on Form 8-K, the word “will”, “expected” and other similar expressions are intended to identify such forward looking statements. Such risks and uncertainties include, but are not limited to, the following: our board of directors could elect to abandon or delay implementation of the Plan of Liquidation; the precise nature, amount and timing of any distributions to stockholders will depend on and could be delayed by, among other things, sales of our assets, claim settlements with creditors, resolution of outstanding litigation matters and unexpected or greater than expected expenses; our stockholders could be liable to our creditors in the event we fail to create an adequate contingency reserve to satisfy claims against us; we could incur costs to terminate, retain or replace personnel and consultants; the limited ability of our stockholders to publicly trade our stock after we close our stock transfer books on the date we file a certificate of dissolution with the Delaware Secretary of State; and we will continue to incur the expenses of complying with public company reporting requirements. Further information on potential risk factors that could affect Soapstone, its business and its financial results are set forth in Soapstone’s filings with the Securities and Exchange Commission. Soapstone does not undertake any duty to update forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

4.1	Plan of Liquidation and Dissolution (Previously filed as Exhibit 10.1 on a Current Report on Form 8-K filed by the Company on June 15, 2009 and incorporated herein by reference.)

99.1	Press Release, dated July 28, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOAPSTONE NETWORKS INC.

Date: July 28, 2009
	By:	/s/ William J. Stuart
William J. Stuart
Chief Financial Officer, Senior Vice President of Finance, and Treasurer

Exhibit Index

4.1	Plan of Liquidation and Dissolution (Previously filed as Exhibit 10.1 on a Current Report on Form 8-K filed by the Company on June 15, 2009 and incorporated herein by reference.)

99.1	Press Release, dated July 28, 2009